UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             April 27, 1999
                                                             --------------


                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


         0-19952                                          41-1515691
(Commission File Number)                    (IRS Employer Identification Number)


10900 Red Circle Drive, Minnetonka, Minnesota                     55343
(Address of principal executive office)                         (Zip Code)


Registrant's telephone number, including area code            (612) 979-3600
                                                              ---------------



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ITEM 5.  OTHER EVENTS

On April 27, 1999, Chronimed Inc. announced its third quarter earnings and that it had engaged PaineWebber Inc. to explore strategic alternatives to enhance shareholder value. See Exhibit 20.1 filed with this Form 8-K for this announcement.




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





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                       CHRONIMED INC.

Date:    May 3, 1999

                                       By /s/ Gregory H. Keane
                                          -------------------------------------
                                          Gregory H. Keane
                                          Principal Accounting Officer




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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT      DESCRIPTION OF EXHIBIT                                  PAGE NUMBER
-------      ----------------------                                  -----------
20.1         Announcement dated April 27, 1999 by Chronimed Inc.          6




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